UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2018

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408 Durham, NC	27701	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

EXPLANATORY NOTE

On March 23, 2018, MGT Capital Investments, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Filing”). The Original Filing inadvertently omitted disclosure pursuant to Item 5.03 and 9.01 of Form 8-K. The purpose of this Current Report on Form 8-K/A is to include this disclosure. No other changes have been made to the Original Filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2018, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation, increasing the number of authorized shares of common stock of the Company from 75,000,000 to 125,000,000 shares, as discussed under Item 5.07 below. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein. The Company’s stockholders approved the Certificate of Amendment at a special meeting of the stockholders on March 23, 2018 (the “Special Meeting”), as more specifically described under Item 5.07 below.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 23, 2018, at the Special Meeting, the Company submitted to a vote of our stockholders a proposal to amend the Company’s Restated Certificate of Incorporation to increase the Company’s common stock, a proposal to authorize the Board of Directors to implement a reverse split of the Company’s common stock and a vote to authorize the chairman of the Special Meeting to adjourn the meeting to a later date to allow further solicitation in the event that there are insufficient votes to approve either of the aforementioned proposals. Our stockholders approved each proposal by the requisite vote. The table below presents the number of votes for or against, as well as the number of abstentions and broker non-votes, as to such proposal.

	For	Against	Abstain	Broker Non-Votes
Amendment of the Restated Certificate of Incorporation	45,184,360	8,842,507	279,501	0
Authorize Reverse Split of Common Stock	42,049,276	12,108,459	148,633	0
Authorize Adjournment of Meeting	44,051,906	9,384,784	869,678	0

As of February 20, 2018, the record date for the Special Meeting, 63,953,234 shares of our common stock were outstanding and eligible to vote.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of MGT Capital Investments, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date: April 2, 2018	By:	/s/ Robert B. Ladd
	Name:	Robert B. Ladd
	Title:	President